                                 Exhibit 10.1

===================================================================================================================================
GREENPOINT MORTGAGE                         STATEMENT TO NOTEHOLDERS
===================================================================================================================================
Revolving Home Equity Loan            LIBOR:                                5.38000%  Current Collection Period:  09/01/99-09/30/99
Asset-Backed Notes                    Margin:                               0.35500%  P&S Agreement Date:                    9/1/99

Series 1999-1                         Class A-1  Note Rate:                 5.73500%  Original Closing Date:                9/29/99
                                      Class A-2  Note Rate:                 5.78000%  Distribution Date:                   10/15/99
                                                                                      Record Date:                         10/14/99
                                         Interest Period 09/29/99 thru           16   Pool Factor:                       99.3277607%
                                                   10/14/99:
===================================================================================================================================

            BALANCES
            Beginning HELOC Pool Balance                                                                             213,293,227.33
            Beginning Second Lien Pool Balance                                                                        57,473,934.61

            Beginning Class A-1 Note Balance -- CUSIP 422093AK0                                                      211,693,000.00
            Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                                       57,042,000.00

            Ending Class A-1 Pool Balance                                                                            214,083,591.26
            Ending Class A-2 Pool Balance                                                                             56,084,837.65

            Ending Class A-1 Note Balance -- CUSIP 422093AKO                                                         211,352,738.09
            Ending Class A-2 Note Balance -- CUSIP 422093AL8                                                          55,575,719.62

            Additional Balances Class A-1                                                                              4,568,742.30
            Additional Balances Class A-2                                                                                439,141.68

            Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                  0
            Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                               0.00
            Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                   0
            Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                0.00
            Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                          0
            Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                        0.00
            Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                    0
            Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                  0.00
            Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                           0
            Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                         0.00
            Cumulative Number of ALL Subsequent Mortgage Loans                                                                    0
            Cumulative Subsequent Mortgage Loan Asset Balance                                                                  0.00
            Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                  790,363.93

            Beginning Loan Count                                                                                              6,346
            Ending Loan Count                                                                                                 6,297

COLLECTION AMOUNTS Class A-1
            Aggregate of All Mortgage Collections                                                                      4,692,086.98
            Total Mortgage Interest Collections                                                                        1,002,580.79
            Servicing Fees (current collection period)                                                                   (88,872.18)
               Mortgage Principal Collections                                                                          3,778,378.37
               Pre-Funded Balance                                                                                              0.00
                                                                                                                               0.00
            Total Mortgage Principal Collections                                                                       3,778,378.37

COLLECTION AMOUNTS Class A-2
        Aggregate of All Mortgage Collections                                              2,061,081.70
        Total Mortgage Interest Collections                                                  256,790.53
        Servicing Fees (current collection period)                                           (23,947.47)
          Mortgage Principal Collections                                                   1,828,238.64
          Pre-Funded Balance                                                                       0.00
                                                                                                   0.00
        Total Mortgage Principal Collections                                               1,828,238.64

TOTAL COLLECTION AMOUNT
        Aggregate of All Mortgage Collections                                              6,865,988.33
        Total Mortgage Interest Collections                                                1,259,371.32
          Mortgage Principal Collections                                                   5,606,617.01
          Pre-Funded Balance                                                                       0.00

        Total Mortgage Principal Collections                                               5,606,617.01

DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note   Interest                                                            539,581.94
        Class A-1 Note   Unpaid Interest Shortfall (current cycle)                                 0.00
        Class A-1 Note   Reserve Fund Amount                                                       0.00

        Maximum Principal Payment                                                                  0.00
        Scheduled Principal Collection                                                             0.00
        Accelerated Principal Distribution Amount                                            340,261.91
        Loan Loss                                                                                  0.00
        Class A-1 Overcollateralization Deficit                                                    0.00
        Total Certificateholders Distribution Allocable to Principal                         340,261.91

DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note   Interest                                                            146,534.56
        Class A-2 Note   Unpaid Interest Shortfall (current cycle)                                 0.00
        Class A-2 Note   Reserve Fund Amount                                                       0.00

        Maximum Principal Payment                                                          1,389,096.96
        Scheduled Principal Collection                                                             0.00
        Accelerated Principal Distribution Amount                                             77,183.42
        Loan Loss                                                                                  0.00
        Class A-2 Overcollateralization Deficit                                                    0.00
        Total Certificateholders Distribution Allocable to Principal                       1,466,280.38

TOTAL DISTRIBUTION AMOUNT
        Class A Note Interest                                                                686,116.50
        Class A Note Unpaid Interest Shortfall (current cycle)                                     0.00
        Class A Note Reserve Fund Amount                                                           0.00

        Maximum Principal Payment                                                          1,389,096.96
        Scheduled Principal Collection Payment                                                     0.00
        Accelerated Principal Distribution Amount                                            417,445.33
        Overcollateralization Deficit                                                              0.00
        Total Certificateholders Distribution Allocable to Principal                       1,806,542.29

LOSSES/RETRANSFERS
        Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)              0.00
        Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)              0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                 0.00
        Investor Loss Reduction Amount (From Previous Distributions)                               0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                        2.5488889
        Interest Distribution Amount                                                          2.5488889
        Unpaid Note Interest Shortfall Included in Current Distribution                       0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)       0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                       1.6073366
        Maximum Principal Payment                                                             0.0000000
        Scheduled Principal Collections Payment                                               0.0000000
        Loan Loss                                                                             0.0000000
        Accelerated Principal Distribution Amount                                             1.6073366

Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                        2.5688889
        Interest Distribution Amount                                                          2.5688889
        Unpaid Note Interest Shortfall Included in Current Distribution                       0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)       0.0000000

        Total Class A-2 Note Distribution Amount Allocable to Principal                      25.7052765
        Maximum Principal Payment                                                            24.3521784
        Scheduled Principal Collections Payment                                               0.0000000
        Loan Loss                                                                             0.0000000
        Accelerated Principal Distribution Amount                                             1.3530981



        Total Interest Amount Distributed to Class A Certificateholder                        5.1177778
        Total Principal Amount Distributed to Class A Certificateholder                      27.3126131

        Credit Enhancement Draw Amount                                                             0.00

DELINQUENCIES/FORECLOSURES
Class A-1
        Number of Mortgages 31 to 60 Days Delinquent                                                 33
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                 1,080,830.20
        Number of Mortgages 61 to 90 Days Delinquent                                                  4
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                   239,207.22
        Number of Mortgages 91 to 180 or more Days Delinquent                                         0
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                0.00
        Number of Mortgages 181 or more Days Delinquent                                               0
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                      0.00
        Number of Mortgage Loans in Foreclosure                                                       0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                              0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                  0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                      0.00

Class A-2
        Number of Mortgages 31 to 60 Days Delinquent                                                  3
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                    77,141.41
        Number of Mortgages 61 to 90 Days Delinquent                                                  3
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                    97,477.14

        Number of Mortgages 91 to 180 or more Days Delinquent                                         0
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                0.00
        Number of Mortgages 181 or more Days Delinquent                                               0
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                      0.00
        Number of Mortgage Loans in Foreclosure                                                       0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                              0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                  0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                      0.00

TOTAL DELINQUENCIES/FORECLOSURES
        Number of Mortgages 31 to 60 Days Delinquent                                                 36
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                 1,157,971.61
        Number of Mortgages 61 to 90 Days Delinquent                                                  7
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                   336,684.36
        Number of Mortgages 91 to 180 or more Days Delinquent                                         0
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                0.00
        Number of Mortgages 181 or more Days Delinquent                                               0
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                      0.00
        Number of Mortgage Loans in Foreclosure                                                       0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                              0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                  0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                      0.00
=======================================================================================================

        Class A-1 Note Rate For Next Distribution           LIBOR              5.40625%         5.76125%
RESERVE FUND ACTIVITY

        Class A-1 Reserve Fund Beginning Balance                                                   0.00
        Class A-1 Reserve Fund Deposit/Withdrawal                                                  0.00
        Class A-1 Reserve Fund Ending Balance                                                      0.00

        Class A-2 Reserve Fund Beginning Balance                                                   0.00
        Class A-2 Reserve Fund Deposit/Withdrawal                                                  0.00
        Class A-2 Reserve Fund Ending Balance                                                      0.00

GreenPoint Mortgage                                            SERVICING CERTIFICATE
Funding, Inc
==================================================================================================================================
Revolving Home Equity Loan  LIBOR:                                  5.38000%  Current Collection Period:         09/01/99-09/30/99
Asset-Backed Notes          Margin A-1:                             0.35500%  P&S Agreement Date:                           9/1/99
Series 1999-1               Class A-1 Note Rate:                    5.73500%  Original Closing Date:                       9/29/99
                            Class A-2 Note Rate:                    5.78000%  Distribution Date:                          10/15/99
                            Margin A-2:                             0.40000%  Record Date:                                10/14/99
                            Interest Period 09/29/99 thru 10/14/99:
                                                                        16    Pool Factor:                              99.3277607%
                            Servicing Fee Rate:                     0.50000%  Initial Class A-1 O/C Amt:              1,600,227.33
                            Class A-1 Premium Fee Rate:             0.18000%  Initial Class A-2 O/C Amt:                431,934.61
                            Class A-2 Premium Fee Rate:             0.18000%
                                                                              Class A-1 O/C Amt as of Pmt Date:       1,940,489.24
                            Trustee Fee:                            0.00750%  Class A-2 O/C Amt as of Pmt Date:         509,118.03
                            Class A-1 Weighted Avg Loan Rate:       8.82212%
                            Class A-2 Weighted Avg Loan Rate:       8.22859%

                            Total Management Fee                   1,000.00
         =========================================================================================================================

BALANCES
         Beginning Class A-1 Pool Balance                                                                           213,293,227.33
         Beginning Class A-2 Pool Balance                                                                            57,473,934.61

         Beginning Class A-1 Note Balance -- CUSIP 422093AK0                                                        211,693,000.00
         Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                                         57,042,000.00

         Class A-1 Overcollateralization Amount to Fill                                                               5,524,773.72
         Class A-2 Overcollateralization Amount to Fill                                                               1,502,469.68

         Ending Class A-1 Pool Balance                                                                              214,083,591.26
         Ending Class A-2 Pool Balance                                                                               56,084,837.65

         Ending Class A-1 Note Balance -- CUSIP 422093AK0                                                           211,352,738.09
         Ending Class A-2 Note Balance -- CUSIP 422093AL8                                                            55,575,719.62

         Additional Balances Class A-1                                                                                4,568,742.30
         Additional Balances Class A-2                                                                                  439,141.68

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                    0
         Retransferred Mortgage Loan Trust Balances(Current Retransfer Date)                                                  0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                     0
         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                  0.00
         Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                            0
         Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                          0.00
         Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                      0
         Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                    0.00
         Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                             0
         Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                           0.00
         Cumulative Number of ALL Subsequent Mortgage Loans                                                                      0
         Cumulative Subsequent Mortgage Loan Asset Balance                                                                    0.00
         Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                    790,363.93

         Beginning Loan Count                                                                                                6,346
         Ending Loan Count                                                                                                   6,297

COLLECTION AMOUNTS Class A-1
1        Aggregate of All Mortgage Collections (Gross)                                                               4,780,959.16
2        Total Mortgage Interest Collections (Gross)                                                                 1,002,580.79
         Servicing Fees (current collection period)                                                                     88,872.18
         Deferred Interest Transfer (DI)                                                                                     0.00
   3a      Mortgage Principal Collections                                                                            3,778,378.37
   3b      Pre-Funded Balance                                                                                                0.00
   3c      Net Liquidation Proceeds                                                                                          0.00
3        Total Mortgage Principal Collections                                                                        3,778,378.37
         Aggregate of Transfer Deposits                                                                                      0.00
         Investor Loss Amount                                                                                                0.00
         Aggregate Investor Loss Reduction Amount                                                                            0.00

COLLECTION AMOUNTS Class A-2
1        Aggregate of All Mortgage Collections (Gross)                                                               2,085,029.17
2        Total Mortgage Interest Collections (Gross)                                                                   256,790.53
         Servicing Fees (current collection period)                                                                     23,947.47
         Deferred Interest Transfer (DI)                                                                                     0.00
   3a      Mortgage Principal Collections                                                                            1,828,238.64
   3b      Pre-Funded Balance                                                                                                0.00
   3c      Net Liquidation Proceeds                                                                                          0.00
3        Total Mortgage Principal Collections                                                                        1,828,238.64
         Aggregate of Transfer Deposits                                                                                      0.00
         Investor Loss Amount                                                                                                0.00
         Aggregate Investor Loss Reduction Amount                                                                            0.00

TOTAL COLLECTION AMOUNT
1        Aggregate of All Mortgage Collections (Gross)                                                               6,865,988.33
2        Total Mortgage Interest Collections (Gross)                                                                 1,259,371.32
         Servicing Fees (current collection period)                                                                    112,819.65
         Deferred Interest Transfer (DI)                                                                                     0.00
   3a      Mortgage Principal Collections                                                                            5,606,617.01
   3b      Insurance Proceeds                                                                                                0.00
   3c      Net Liquidation Proceeds                                                                                          0.00
3        Total Mortgage Principal Collections                                                                        5,606,617.01
         Aggregate of Transfer Deposits                                                                                      0.00
         Investor Loss Amount                                                                                                0.00
         Aggregate Investor Loss Reduction Amount                                                                            0.00

         Class A-1 Net Interest Collection                                                                             913,708.61
         Class A-2 Net Interest Collection                                                                             232,843.06


DISTRIBUTION AMOUNTS Class A-1
         Class A-1 Note   Interest 8.6 (d)(iv)                                                                         539,581.94
         Class A-1 Note   Unpaid Interest Shortfall (current cycle)                                                          0.00
         Class A-1 Note   Reserve Fund Amount                                                                                0.00
         Investor Loss Amount                                                                                                0.00
         Previous Investor Loss Amount                                                                                       0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                    31,753.95
         Credit Enhancer Reimbursement                                                                                       0.00
         Accelerated Principal Distribution Amount                                                                     340,261.91
         Spread Account Deposit                                                                                              0.00
         Indenture Trustee Fee 8.6 (d)(i)                                                                                1,323.08

      Management Fee 8.6 (d)(iii)                                                                                          787.74
      Payment to Servicer                                                                                                    0.00
      Deferred Interest                                                                                                      0.00
      Remaining Amount to Transferor                                                                                         0.00
      Total Certificateholders Distribution Allocable to Interest                                                      913,708.62


      Maximum Principal Payment                                                                                              0.00
      Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C
      Redctin Amt) 8.6(d)(v)                                                                                                 0.00
      Accelerated Principal Distribution Amount                                                                        340,261.91
      Loan Loss                                                                                                              0.00
      Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                                    0.00
      Total Certificateholders Distribution Allocable to Principal                                                     340,261.91


DISTRIBUTION AMOUNTS Class A-2
      Class A-2 Note Interest 8.6 (d)(iv)                                                                              146,534.56
      Class A-2 Note Unpaid Interest Shortfall (current cycle)                                                               0.00
      Class A-2 Note Reserve Fund Amount                                                                                     0.00
      Investor Loss Amount                                                                                                   0.00
      Previous Investor Loss Amount                                                                                          0.00
      Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                        8,556.30
      Credit Enhancer Reimbursement                                                                                          0.00
      Accelerated Principal Distribution Amount                                                                         77,183.42
      Spread Account Deposit                                                                                                 0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                                     356.51
      Management Fee 8.6 (d)(iii)                                                                                          212.26
      Payment to Servicer                                                                                                    0.00
      Deferred Interest                                                                                                      0.00
      Remaining Amount to Transferor                                                                                         0.00
      Total Certificateholders Distribution Allocable to Interest                                                      232,843.05


      Maximum Principal Payment                                                                                      1,389,096.96
      Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C
      Redctin Amt) 8.6(d)(v)                                                                                                 0.00
      Accelerated Principal Distribution Amount                                                                         77,183.42
      Loan Loss                                                                                                              0.00
      Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                                    0.00
      Total Certificateholders Distribution Allocable to Principal                                                   1,466,280.38



TOTAL DISTRIBUTION AMOUNT
      Class A Note   Interest 8.6 (d)(iv)                                                                              686,116.50
      Class A Note   Unpaid Interest Shortfall (current cycle) 5.01(i)                                                       0.00
      Class A Note   Reserve Fund Amount                                                                                     0.00
      Investor Loss Amount 5.01(iii)                                                                                         0.00
      Previous Investor Loss Amount 5.01(iv)                                                                                 0.00
      Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                       40,310.25
      Credit Enhancer Reimbursement 5.01(vi)                                                                                 0.00
      Accelerated Principal Distribution Amount 5.01(vii)                                                              417,445.33
      Spread Account Deposit 5.01(viii)                                                                                      0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                                   1,679.59
      Management Fee 8.6 (d)(iii)                                                                                        1,000.00
      Payment to Servicer per Section 7.03 5.01 (x)                                                                          0.00
      Deferred Interest 5.01 (xi)                                                                                            0.00
      Remaining Amount to Transferor 5.01 (xii)                                                                              0.00
      Total Certificateholders Distribution Allocable to Interest                                                    1,146,551.67

      Maximum Principal Payment                                                                                      1,389,096.96
      Scheduled Principal Collection Payment                                                                                 0.00
      Accelerated Principal Distribution Amount                                                                        417,445.33
      Loan Loss                                                                                                              0.00
      Overcollateralization Deficit 8.6 (d)(vi)                                                                              0.00
      Total Certificateholders Distribution Allocable to Principal                                                   1,806,542.29


LOSSES/RETRANSFERS
      Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                                             0.00
      Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                                             0.00
      Interest Earned on Shortfall @ applicable Certificate Rate                                                             0.00
      Investor Loss Reduction Amount (From Previous Distributions)                                                           0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
      Total Class A-1 Note Distribution Amount Allocable to Interest                                                    2.5488889
      Interest Distribution Amount                                                                                      2.5488889
      Unpaid Note Interest Shortfall Included in Current Distribution                                                   0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                   0.0000000

      Total Class A-1 Note Distribution Amount Allocable to Principal                                                   1.6073366
      Maximum Principal Payment                                                                                         0.0000000
      Scheduled Principal Collections Payment                                                                           0.0000000
      Loan Loss                                                                                                         0.0000000
      Accelerated Principal Distribution Amount                                                                         1.6073366

Class A-2
      Total Class A-2 Note Distribution Amount Allocable to Interest                                                    2.5688889
      Interest Distribution Amount                                                                                      2.5688889
      Unpaid Note Interest Shortfall Included in Current Distribution                                                   0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                   0.0000000

      Total Class A-2 Note Distribution Amount Allocable to Principal                                                  25.7052765
      Maximum Principal Payment                                                                                        24.3521784
      Scheduled Principal Collections Payment                                                                           0.0000000
      Loan Loss                                                                                                         0.0000000
      Accelerated Principal Distribution Amount                                                                         1.3530981



      Total Interest Amount Distributed to Class A Certificateholder                                                    5.1177778
      Total Principal Amount Distributed to Class A Certificateholder                                                  27.3126131

      Credit Enhancement Draw Amount                                                                                         0.00

DELINQUENCIES/FORECLOSURES

Class A-1
      Number of Mortgages 30 to 59 Days Delinquent                                                                             33
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                             1,080,830.20
      Number of Mortgages 60 to 89 Days Delinquent                                                                              4
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                               239,207.22
      Number of Mortgages 90 to 179 Days Delinquent                                                                             0
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                    0.00
      Number of Mortgages 180 or more Days Delinquent                                                                           0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                  0.00

      Number of Mortgage Loans in Foreclosure                                                                                   0
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                          0.00

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                              0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                  0.00

Class A-2
      Number of Mortgages 30 to 59 Days Delinquent                                                                              3
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                                77,141.41
      Number of Mortgages 60 to 89 Days Delinquent                                                                              3
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                97,477.14
      Number of Mortgages 90 to 179 Days Delinquent                                                                             0
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                    0.00
      Number of Mortgages 180 or more Days Delinquent                                                                           0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                  0.00
      Number of Mortgage Loans in Foreclosure                                                                                   0
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                          0.00

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                              0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                  0.00

TOTAL DELINQUENCIES/FORECLOSURES

      Number of Mortgages 30 to 59 Days Delinquent                                                                             36
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                             1,157,971.61
      Number of Mortgages 60 to 89 Days Delinquent                                                                              7
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                               336,684.36
      Number of Mortgages 90 to 179 Days Delinquent                                                                             0
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                    0.00
      Number of Mortgages 180 or more Days Delinquent                                                                           0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                  0.00
      Number of Mortgage Loans in Foreclosure                                                                                   0
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                          0.00

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                              0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                  0.00

=================================================================================================================================

RESERVE FUND ACTIVITY

      Class A-1 Reserve Fund Beginning Balance                                                                               0.00
      Class A-1 Reserve Fund Deposit/Withdrawal                                                                              0.00
      Class A-1 Reserve Fund Ending Balance                                                                                  0.00

      Class A-2 Reserve Fund Beginning Balance                                                                               0.00
      Class A-2 Reserve Fund Deposit/Withdrawal                                                                              0.00
      Class A-2 Reserve Fund Ending Balance                                                                                  0.00


      OFFICER'S CERTIFICATE
      All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

      The Attached Servicing Certificate is true and correct in all material respects.


      ____________________________________________________________
      A Servicing Officer    Teri Martine